EXHIBIT 99.1

For more information, please contact:
Bill Davis, Perficient, 314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS SECOND QUARTER 2016 RESULTS
~ Earnings Per Share up 42%, Net Income up 45% ~

ST. LOUIS (August 4, 2016) – Perficient, Inc. (NASDAQ: PRFT) ("Perficient"), the leading digital transformation consulting firm serving Global 2000® and other large enterprise customers throughout North America, today reported its financial results for the quarter ended June 30, 2016.

Financial Highlights

For the quarter ended June 30, 2016:
·	Revenue increased 15% to $124.4 million from $108.5 million for the second quarter of 2015;
·	Services revenue increased 11% to $107.9 million from $97.2 million for the second quarter of 2015;
·	Gross margin increased 10% to $38.3 million from $34.9 million for the second quarter of 2015;
·	Net income increased to $5.8 million from $4.0 million for the second quarter of 2015;
·	GAAP earnings per share results on a fully diluted basis increased to $0.17 from $0.12 for the second quarter of 2015;
·
Adjusted earnings per share results (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share) on a fully diluted basis increased to $0.28 from $0.25 for the second quarter of 2015; and

·	EBITDAS (a non-GAAP measure; see attached schedule, which reconciles to GAAP net income) increased to $16.5 million from $13.4 million for the second quarter of 2015.

"Volume continues to grow strongly, as evidenced by a 17% increase in organic billable hours delivered during the quarter," said Jeff Davis, chief executive officer and president. "While the extension of a project timeline from our largest client has impacted second quarter and projected second half revenue and earnings, this backlog has simply shifted into 2017. Perficient's long-term thesis remains intact and we expect this delay will drive a material increase to organic growth in 2017."

Other Highlights

Among other recent achievements, Perficient:

·
Received all three Microsoft National Solution Provider Partner of the Year awards for the second consecutive year, and was Microsoft's East Region Cloud Partner of the Year, underscoring Perficient's extensive capabilities in, and successful implementations of, Microsoft solutions;

·
Bolstered its reputation as a premier employer in Minnesota with a Top Workplace designation from the Minneapolis Star Tribune newspaper for the second year in a row and fourth since 2012, adding to Perficient's Top Workplace honors in Denver, Chicago, and St. Louis;

·	Became an Adobe Experience Manager Specialized Partner for the Americas, placing Perficient among the most skilled and credentialed global partners for Adobe;

·
Partnered with Amazon.com to offer Amazon Web Services – a  highly reliable, scalable, low-cost infrastructure platform powering thousands of businesses in 190 countries – to expand Perficient's cloud platform portfolio and accelerate the digital transformation journey for its customers;

·
Engaged its digital agency, Perficient Digital, to redesign The Henry Ford's extensive website, enabling the internationally recognized museum and cultural destination to win a Silver MUSE Award for Online Presence by the American Alliance of Museums; and

·
Added new customer-relationship and follow-on projects with leading companies such as Allegis Group, Ancestry.com, Bell Canada, Cedars-Sinai Medical Center, Cengage Learning, Cox Media Group, Flagstar Bank, Mayo Clinic, Moffitt Cancer Center and Research Institute, Panasonic Avionics, PVH Corp., TCF Bank, and Trinity Health.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. See "Safe Harbor Statement" below.

Perficient expects its third quarter 2016 services and software revenue, including reimbursed expenses, to be in the range of $118.5 million to $128.5 million, comprised of $109.5 million to $115.5 million of revenue from services including reimbursed expenses and $9 million to $13 million of revenue from sales of software. The midpoint of third quarter 2016 services revenue guidance represents growth of 3% over third quarter 2015 services revenue.

Perficient revised its full year 2016 revenue guidance to be in the range of $495 million to $515 million, its 2016 GAAP earnings per share guidance to a range of $0.70 to $0.82 and 2016 adjusted earnings per share (a non-GAAP measure; see attached schedule, which reconciles to GAAP earnings per share guidance) guidance to a range of $1.25 to $1.35.

Conference Call Details
Perficient will host a conference call regarding second quarter 2016 financial results today at 10 a.m. Eastern.

WHAT: Perficient Reports Second Quarter 2016 Results
WHEN: Thursday, August 4, 2016, at 10 a.m. Eastern
CONFERENCE CALL NUMBERS: 844-742-4248 (U.S. and Canada); 661-378-9471 (International)
PARTICIPANT PASSCODE: 46527500
REPLAY TIMES: Thursday, August 4, 2016, at 1 p.m. Eastern, through Thursday, August 11, 2016
REPLAY NUMBER: 855-859-2056 (U.S. and Canada) 404-537-3046 (International)
REPLAY PASSCODE: 46527500

About Perficient
Perficient is the leading digital transformation consulting firm serving Global 2000® and enterprise customers throughout North America. With unparalleled information technology, management consulting, and creative capabilities, Perficient and its Perficient Digital agency deliver vision, execution, and value with outstanding digital experience, business optimization, and industry solutions. Our work enables clients to improve productivity and competitiveness; grow and strengthen relationships with customers, suppliers and partners; and reduce costs. Perficient's professionals serve clients from a network of offices across North America and offshore locations in India and China. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. Perficient is an award-winning Premier Level IBM business partner, a Microsoft National Service Provider and Gold Certified Partner, an Oracle Platinum Partner, an Adobe Business Solution Partner, and a Gold Salesforce Consulting Partner. For more information, visit www.perficient.com.

Safe Harbor Statement
 Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to financial results and business outlook for 2016. Those statements are subject to known and unknown risks, uncertainties, and other factors that could cause the actual results to differ materially from those contemplated by the statements. The forward-looking information is based on management's current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward-looking statements include (but are not limited to) those disclosed under the heading "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2015 and the following:

(1)    the possibility that our actual results do not meet the projections and guidance contained in this news release;
(2)    the impact of the general economy and economic uncertainty on our business;
 (3)    risks associated with the operation of our business generally, including:
a)	client demand for our services and solutions;
b)	maintaining a balance of our supply of skills and resources with client demand;
c)	effectively competing in a highly competitive market;
d)	protecting our clients' and our data and information;
e)	risks from international operations including fluctuations in exchange rates;
f)	obtaining favorable pricing to reflect services provided;
g)	adapting to changes in technologies and offerings;
h)	risk of loss of one or more significant software vendors;
i)	making appropriate estimates and assumptions in connection with preparing our consolidated financial statements;
j)	maintaining effective internal controls; and
k)	managing fluctuations in foreign currency exchange rates;
(4)    legal liabilities, including intellectual property protection and infringement or the disclosure of personally identifiable information;
(5)    risks associated with managing growth organically and through acquisitions; and
 (6)    the risks detailed from time to time within our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Revenues
Services	$107,882	$97,186	$217,629	$195,815
Software and hardware	11,247	7,468	20,723	15,970
Reimbursable expenses	5,267	3,810	9,886	7,277
Total revenues	124,396	108,464	248,238	219,062

Cost of revenues (exclusive of depreciation and amortization, shown separately below)
Cost of services	69,684	61,930	139,858	125,073
Software and hardware costs	9,742	6,636	17,155	13,364
Reimbursable expenses	5,267	3,810	9,886	7,277
Stock compensation	1,383	1,187	2,795	2,387
Total cost of revenues	86,076	73,563	169,694	148,101

Gross margin	38,320	34,901	78,544	70,961

Selling, general and administrative	23,204	22,653	47,678	44,389
Stock compensation	2,386	2,160	4,627	4,467
Total selling, general and administrative	25,590	24,813	52,305	48,856

Depreciation	1,214	1,093	2,407	2,174
Amortization	3,306	3,411	6,671	7,212
Acquisition costs	162	21	405	21
Adjustment to fair value of contingent consideration	(1,189)	89	(952)	174
Income from operations	9,237	5,474	17,708	12,524

Net interest expense	467	548	987	1,101
Net other (income) expense	(97)	(9)	5	271
Income before income taxes	8,867	4,935	16,716	11,152
Provision for income taxes	3,052	938	5,495	3,089
Net income	$5,815	$3,997	$11,221	$8,063

Basic earnings per share	$0.17	$0.12	$0.33	$0.24
Diluted earnings per share	$0.17	$0.12	$0.32	$0.24

Shares used in computing basic net income per share	33,994	33,333	33,953	33,190
Shares used in computing diluted net income per share	34,843	34,138	34,891	34,151

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	June 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$9,490	$8,811
Accounts receivable, net	109,412	120,612
Prepaid expenses	3,537	3,297
Other current assets	2,228	7,032
Total current assets	124,667	139,752
Property and equipment, net	10,351	7,891
Goodwill	269,536	269,383
Intangible assets, net	47,965	53,408
Other non-current assets	3,891	3,930
Total assets	$456,410	$474,364

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$14,812	$18,793
Other current liabilities	27,789	37,783
Total current liabilities	42,601	56,576
Long-term debt	36,000	56,000
Other non-current liabilities	14,327	12,978
Total liabilities	$92,928	$125,554

Stockholders' equity:
Common stock	$45	$45
Additional paid-in capital	372,343	364,786
Accumulated other comprehensive loss	(2,055)	(1,875)
Treasury stock	(107,123)	(103,197)
Retained earnings	100,272	89,051
Total stockholders' equity	363,482	348,810
Total liabilities and stockholders' equity	$456,410	$474,364

About Non-GAAP Financial Information
This news release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles ("GAAP"), please see the section entitled "About Non-GAAP Financial Measures" and the accompanying tables entitled "Reconciliation of GAAP to Non-GAAP Measures."

About Non-GAAP Financial Measures
Perficient provides non-GAAP financial measures for EBITDAS (earnings before interest, income taxes, depreciation, amortization, and stock compensation), adjusted net income, and adjusted earnings per share data as supplemental information regarding Perficient's business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they provide investors with a better understanding of Perficient's past financial performance and future results. Perficient's management uses these non-GAAP financial measures when it internally evaluates the performance of Perficient's business and makes operating decisions, including internal operating budgeting, performance measurement, and the calculation of bonuses and discretionary compensation.  Management excludes stock-based compensation related to employee stock options and restricted stock awards, the amortization of intangible assets, acquisition costs, adjustments to the fair value of contingent consideration, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP financial measures to its investors is useful because it allows investors to evaluate Perficient's performance using the same methodology and information used by Perficient's management. Specifically, adjusted net income is used by management primarily to review business performance and determine performance-based incentive compensation for executives and other employees. Management uses EBITDAS to measure operating profitability, evaluate trends, and make strategic business decisions.

Non-GAAP financial measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of discretionary judgment as to which charges are excluded from the non-GAAP financial measure. However, Perficient's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of EBITDAS, adjusted net income, and adjusted earnings per share. In addition, some items that are excluded from adjusted net income and adjusted earnings per share can have a material impact on cash. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP financial measures to the investment community as a supplement to its GAAP results to enable investors to evaluate Perficient's business performance in the way that management does. Perficient's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Amortization of Intangible Assets
Perficient has incurred expense on amortization of intangible assets primarily related to various acquisitions. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share. Perficient believes that eliminating this expense from its non-GAAP financial measures is useful to investors because the amortization of intangible assets can be inconsistent in amount and frequency, and is significantly impacted by the timing and magnitude of Perficient's acquisition transactions, which also vary substantially in frequency from period to period.

Acquisition Costs
Perficient incurs transaction costs related to merger and acquisition-related activities which are expensed in its GAAP financial statements. Management excludes these items for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share.  Perficient believes that excluding these expenses from its non-GAAP financial measures is useful to investors because these are expenses associated with each transaction, and are inconsistent in amount and frequency causing comparison of current and historical financial results to be difficult.

Adjustments to Fair Value of Contingent Consideration
Perficient is required to remeasure its contingent consideration liability related to acquisitions each reporting period until the contingency is settled. Any changes in fair value are recognized in earnings. Management excludes these items for the purposes of calculating adjusted net income and adjusted earnings per share. Perficient believes that excluding these adjustments from its non-GAAP financial measures is useful to investors because they are related to acquisitions, and are inconsistent in amount and frequency from period to period.

Stock-Based Compensation
Perficient incurs stock-based compensation expense under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. In addition, the Company adopted Accounting Standards Update No. 2016-09, Improvements to Employee Share-Based Payment Accounting, on January 1, 2016. Perficient excludes stock-based compensation expense and the related tax effects for the purposes of calculating EBITDAS, adjusted net income, and adjusted earnings per share because stock-based compensation is a non-cash expense, which Perficient believes is not reflective of its business performance. The nature of stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions, and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expense may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Perficient believes that non-GAAP measures of profitability, which exclude stock-based compensation are widely used by analysts and investors.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
GAAP Net Income	$5,815	$3,997	$11,221	$8,063
Additions:
Provision for income taxes	3,052	938	5,495	3,089
Amortization	3,306	3,411	6,671	7,212
Acquisition costs	162	21	405	21
Adjustment to fair value of contingent consideration	(1,189)	89	(952)	174
Stock compensation	3,769	3,347	7,422	6,854
Adjusted Net Income Before Tax	14,915	11,803	30,262	25,413
Adjusted income tax (1)	5,295	3,423	10,682	8,234
Adjusted Net Income	$9,620	$8,380	$19,580	$17,179

GAAP Earnings Per Share (diluted)	$0.17	$0.12	$0.32	$0.24
Adjusted Earnings Per Share (diluted)	$0.28	$0.25	$0.56	$0.50
Shares used in computing GAAP and Adjusted Earnings Per Share (diluted)	34,843	34,138	34,891	34,151

(1) The estimated adjusted effective tax rate of 35.5% and 29.0% for the three months ended June 30, 2016 and 2015, respectively, and 35.3% and 32.4% for the six months ended  June 30, 2016 and 2015, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
GAAP Net Income	$5,815	$3,997	$11,221	$8,063
Additions:
Provision for income taxes	3,052	938	5,495	3,089
Net interest expense	467	548	987	1,101
Net other (income) expense	(97)	(9)	5	271
Depreciation	1,214	1,093	2,407	2,174
Amortization	3,306	3,411	6,671	7,212
Acquisition costs	162	21	405	21
Adjustment to fair value of contingent consideration	(1,189)	89	(952)	174
Stock compensation	3,769	3,347	7,422	6,854
EBITDAS (1)	$16,499	$13,435	$33,661	$28,959

(1) EBITDAS is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income.  EBITDAS measures presented may not be comparable to similarly titled measures presented by other companies.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)

	2016 - Low end of adjusted goal	2016 - High end of adjusted goal
Full Year GAAP EPS	$0.70	$0.82
Non-GAAP Adjustment (1):
Non-GAAP Reconciling Items	$0.83	$0.79
Tax Effect of Reconciling Items	$(0.28)	$(0.26)
Full Year Adjusted EPS	$1.25	$1.35

(1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, acquisition costs, and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by fully diluted shares. The Company currently expects its 2016 effective income tax rate to be 33.5%.